Exhibit 99.2

This Statement on Form 4 is filed by: (i) AAA Guarantor - Co-Invest VI (B), L.P., (ii) AAA Guarantor — Co-Invest VII, L.P., (iii) AIF VI NCL (AIV), L.P., (iv) AIF VI NCL (AIV II), L.P., (v) AIF VI NCL (AIV III), L.P., (vi) AIF VI NCL (AIV IV), L.P., (vii) Apollo Overseas Partners VI, L.P., (viii) Apollo Overseas Partners (Delaware) VI, L.P., (ix) Apollo Overseas Partners (Delaware 892) VI, L.P., (x) Apollo Overseas Partners (Germany) VI, L.P., (xi) AIF VI Euro Holdings, L.P., (xii) AIF VII Euro Holdings, L.P., (xiii) AAA MIP Limited, (xiv) AAA Investments (Co-Invest VII), L.P. , (xv) Apollo Alternative Assets, L.P., (xvi) Apollo International Management, L.P., (xvii) Apollo International Management GP, LLC, (xviii) Apollo Advisors VI, L.P., (xix) Apollo Capital Management VI, LLC, (xx) Apollo Principal Holdings I, L.P., (xxi) Apollo Principal Holdings I GP, LLC, (xxii) Apollo Advisors VI (EH), L.P., (xxiii) Apollo Advisors VI (EH-GP), Ltd., (xxiv) Apollo Advisors VII (EH), L.P., (xxv) Apollo Advisors VII (EH-GP) Ltd, (xxvi) Apollo Principal Holdings III, L.P., (xxvii) Apollo Principal Holdings III GP, Ltd., (xxviii) Apollo Management VI, L.P., (xxix) AIF VI Management LLC, (xxx) Apollo Management VII, L.P., (xxxi) AIF VII Management, LLC, (xxxii) Apollo Management, L.P., (xxxiii) Apollo Management GP, LLC, (xxxiv) Apollo Management Holdings, L.P., and (xxxv) Apollo Management Holdings GP, LLC

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  August 13, 2015

Issuer Name and Ticker or Trading Symbol: Norwegian Cruise Line Holdings Ltd. [NCLH]

AAA GUARANTOR - CO-INVEST VI (B), L.P.

By:	AAA MIP Limited
its general partner

	By:	Apollo Alternative Assets, L.P.
its investment manager

		By:	Apollo International Management, L.P.
its managing general partner

			By:	Apollo International Management GP, LLC
its general partner

				By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AAA MIP LIMITED

By:	Apollo Alternative Assets, L.P.
its investment manager

	By:	Apollo International Management, L.P.
its managing general partner

		By:	Apollo International Management GP, LLC,
its general partner

				By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AAA GUARANTOR - CO-INVEST VII, L.P.

By:	AAA Investments (Co-Invest VII), L.P.
its general partner

	By:	Apollo Alternative Assets, L.P.
its investment manager

		By:	Apollo International Management, L.P.
its managing general partner

			By:	Apollo International Management GP, LLC
its general partner

				By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AAA INVESTMENTS (CO-INVEST VII), L.P.

By:	Apollo Alternative Assets, L.P.
its investment manager

	By:	Apollo International Management, L.P.
its managing general partner

		By:	Apollo International Management GP, LLC,
its general partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ALTERNATIVE ASSETS, L.P.

By:	Apollo International Management, L.P.
its managing general partner

	By:	Apollo International Management GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO INTERNATIONAL MANAGEMENT, L.P.

By:	Apollo International Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO INTERNATIONAL MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VI NCL (AIV), L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VI NCL (AIV II), L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VI NCL (AIV III), L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VI NCL (AIV IV), L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VI EURO HOLDINGS, L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS VI (EH), L.P.

By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS VI (EH-GP), LTD.

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VII EURO HOLDINGS, L.P.

By:	Apollo Advisors VII (EH), L.P.
its general partner

	By:		Apollo Advisors VII (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS VII (EH), L.P.

By:	Apollo Advisors VII (EH-GP), Ltd.
its general partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS VII (EH-GP), LTD.

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS III, L.P.

By:	Apollo Principal Holdings III GP, Ltd.
its general partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS III GP, LTD.

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO OVERSEAS PARTNERS VI, L.P.

By:	Apollo Advisors VI, L.P.,
its managing general partner

By:	Apollo Capital Management VI, LLC,
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO OVERSEAS PARTNERS (DELAWARE) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its general partner

By:	Apollo Capital Management VI, LLC,
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO OVERSEAS PARTNERS (DELAWARE 892) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its general partner

By:	Apollo Capital Management VI, LLC,
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO OVERSEAS PARTNERS (GERMANY) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its managing general partner

By:	Apollo Capital Management VI, LLC,
its general partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS VI, L.P.

By:	Apollo Capital Management VI, LLC,
its general partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO CAPITAL MANAGEMENT VI, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	Apollo Principal Holdings I GP, LLC,
its general partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT VI, L.P.

By:	AIF VI Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VI MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT VII, L.P.

By:	AIF VII Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VII MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT GP, LLC

By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:		Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President